Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
Basis of preparation and consolidation
Basis of preparation and consolidation
The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of DDI and its controlled subsidiaries. All significant intercompany transactions, balances and unrealized gains or losses have been eliminated.

Use of estimates
Use of estimates
The preparation of financial statements in conformity with GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures. We regularly evaluate estimates and assumptions related to provisions for income taxes, revenue recognition, expense accruals, deferred income tax asset valuation allowances, valuation of goodwill and intangibles, and legal contingencies. We base our estimates and assumptions on current facts, historical experience and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced may differ materially and adversely from these estimates. To the extent there are material differences between the estimates and the actual results, future operating results may be affected.

Functional currency and translation of financial statements
Functional currency and translation of financial statements
Our functional currency is the Korean Won (“KRW”) and the U.S. Dollar (“dollar,” “USD,” “US$,” or “$”) is the functional currency of our United States subsidiaries. The accompanying consolidated financial statements are presented in USD. The consolidated balance sheets have been translated at the exchange rates prevailing at each balance sheet date. The consolidated statement of comprehensive income and statement of cash flows have been translated using the weighted-average exchange rates prevailing during the periods of each statement. The equity capital is denominated in the functional currency, KRW, and is translated at historical exchange rates. All translation adjustments resulting from translating into the reporting currency are accumulated as a separate component of accumulated other comprehensive income in shareholders’ equity. Gains or losses resulting from foreign currency transactions are included in other income (expense).
Intercompany monetary items denominated in foreign currencies are translated into the functional currency at the exchange rate at the reporting date with the gain or loss arising on translation recorded to other income (expense). Intercompany non-monetary items that are measured at historical cost in a foreign currency are translated using the exchange rates at the dates of the initial transactions.

Cash and cash equivalents
Cash and cash equivalents
We consider all money market funds and short-term investments with a maturity of three months or less when acquired to be cash and cash equivalents. Cash and cash equivalents are held by high credit quality financial institutions and balances may exceed limits of federal insurance. We have not experienced any losses resulting from these excess deposits.

Financial instruments and concentration of credit risk
Financial instruments and concentration of credit risk
Financial instruments, which potentially expose us to concentrations of credit risk, consist primarily of cash and cash equivalents, accounts receivable and short-term investments.
Accounts receivable are recorded and carried at the net invoiced amount, which is net of platform payment processing fees, unsecured, and represent amounts due to us based on contractual obligations where an executed contract exists. We do not require collateral and have not recognized an allowance as management estimates the net receivable is fully collectible. Apple, Inc. (“Apple”), Facebook, Inc. (“Facebook”), and Google, LLC (“Google”) represent significant distribution, marketing, and payment platforms for our games. A substantial portion of our 2022, 2021 and 2020 revenue was generated from players who accessed our games through these platforms and a significant concentration of our accounts receivable balance is comprised of balances owed to us by these platforms.
The following table summarizes the percentage of revenues and accounts receivable generated via our platform providers in excess of 10% of our total revenues and total accounts receivable:

Revenue Concentration Year ended December 31,				Accounts Receivable Concentration as of December 31,
	2022	2021	2020		2022	2021	2020
Apple	54.4%	51.8%	50.8%	Apple	55.8%	55.6%	54.1%
Facebook	24.1%	25.9%	27.3%	Facebook	20.4%	23.7%	25.9%
Google	18.7%	19.1%	18.9%	Google	17.7%	17.5%	16.8%

Fair value measurements
Fair value measurements
Fair value is defined as an exit price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The three-tiered fair value hierarchy that prioritizes the inputs based on the observability as of the measurement date is as follows:

Level 1	–	Observable inputs for identical assets or liabilities, such as quoted prices in active markets;

Level 2	–	Inputs other than quoted prices in active markets that are either directly or indirectly observable;

Level 3	–	Unobservable inputs in which little or no market data exists, therefore they are developed using estimates and assumptions developed by us, which reflect those that a market participant would use.
Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the placement of assets and liabilities being measured within the fair value hierarchy. See Note
6
: Fair value measurements.

Goodwill and indefinite-lived intangible assets
Goodwill and indefinite-lived intangible assets
Goodwill is assigned to our reporting unit that is expected to benefit from the synergies of the business combination as of the acquisition date. We assess goodwill and indefinite-lived intangible assets, neither of which is amortized, for impairment annually as of October 1, or more frequently, if events and circumstances indicate impairment may have occurred. In the evaluation of goodwill for impairment, we typically perform a quantitative assessment and compare the fair value of the reporting unit to the carrying value. An impairment charge is recorded based on the excess of the reporting unit’s carrying amount over its fair value. Periodically, we may choose to perform a qualitative assessment, prior to performing the quantitative analysis, to determine whether the fair value of the goodwill is more likely than not impaired.
We generally base our measurement of fair value of our subject reporting unit on a blended analysis of the present value of future discounted cash flows and market valuation approach. The discounted cash flows model indicates the fair value of the reporting unit based on the present value of the cash flows that we expect the reporting unit to generate in the future. Our significant estimates in the discounted cash flows model include: our weighted average cost of capital; long-term rate of growth and profitability of our business; and working capital effects. The market valuation approach indicates the fair value of the business based on a comparison of the Company to comparable publicly traded firms in similar lines of business. Our significant estimates in the market approach model include identifying similar companies with comparable business factors such as size, growth, profitability, risk and return on investment and assessing comparable revenue and operating income multiples in estimating the fair value of the reporting unit.
In our evaluation of our indefinite-lived intangible assets, we typically first perform a quantitative assessment and an impairment charge is recorded for the excess of the carrying value of indefinite-lived intangible assets over their fair value, if necessary. We base our measurement of fair value of indefinite-lived intangible assets, which primarily consist of trade name and trademarks, using the relief-from-royalty method. This method assumes that the trade name and trademarks have value to the extent that their owner is relieved of the obligation to pay royalties for the benefits received from them. As with goodwill, periodically, we may choose to perform a qualitative assessment, prior to performing the quantitative analysis, to determine whether the fair value of the indefinite-lived intangible asset is more likely than not impaired.
After completing our annual impairment reviews for the reporting unit during the fourth quarter of 2022, 2021 and 2020, we concluded that a $269.9 million impairment of goodwill and intangibles, of which $15.0 million related to our trademarks and $254.9 million related to our goodwill
, would be recognized in 2022 and that goodwill was not impaired in either of 2021 or 2020. See Note 4: Goodwill and intangible assets.

Finite-lived intangible assets
Finite-lived intangible assets
Intangible assets acquired separately are measured on initial recognition at cost. The carrying value of intangible assets acquired in a business combination is their fair value at the date of acquisition. Following initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses.
Finite-lived intangible assets are amortized over their useful economic life and assessed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows from use and eventual disposition of the asset over its remaining economic life to its carrying value. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are considered to modify the amortization period or method, as appropriate, and are treated as changes in estimates.
The amortization expense on intangible assets with finite lives is recognized in the consolidated statements of operations in depreciation and amortization.

Development costs
Development costs
Development costs for new app development are capitalized and recognized as an intangible asset when the preliminary development stage has been completed, management commits to funding the project, it is probable that the project will be completed, and the software will be used for its intended function.
Following initial recognition of the development costs as an asset, the asset is carried at cost less any accumulated amortization and accumulated impairment losses. Amortization of the asset begins when development is complete, and the asset is available for use. It is amortized over the period of expected future benefit. Amortization is recorded in depreciation and amortization.

Revenue recognition
Revenue recognition
Our social and mobile apps operate on a free-to-play model, whereby game players may collect virtual currency free of charge through the passage of time or through targeted marketing promotions. If a game player wishes to obtain virtual currency above and beyond the level of free virtual currency available to that player, the player may purchase additional virtual currency. Once a purchase is completed, the virtual currency is deposited into the player’s account and is not separately identifiable from previously purchased virtual currency or virtual currency obtained by the game player for free.
Once obtained, virtual currency (either free or purchased) cannot be redeemed for cash nor exchanged for anything other than gameplay within our apps. When virtual currency is played on any of our games, the game player could “win” and would be awarded additional virtual currency or could “lose” and lose the future use of that virtual currency. We have concluded that our virtual currency represents consumable goods, because the game player does not receive any additional benefit from the games and is not entitled to any additional rights once the virtual currency is substantially consumed.
Control transfers when the virtual currency is consumed for gameplay. We recognize revenue from player purchases of virtual currency based on the consumption of this currency. We determined through a review of play behavior that game players generally do not purchase additional virtual currency until their existing virtual currency balances, regardless of source (e.g., bonus currency, gifted currency through social media channels, daily free chips, etc.), have been substantially consumed.
Based on an analysis of customers’ historical play behavior, purchase behavior, and the amount of virtual currency outstanding, we are able to estimate the rate that virtual currency is consumed during gameplay. Accordingly, revenue is recognized using a user-based revenue model with the period between purchases representing the timing difference between virtual currency purchase and consumption. This timing difference is relatively short.
We continuously gather and analyze detailed customer play behavior and assess this data in relation to our judgments used for revenue recognition.
We generate a small portion of our revenue from subscription services. All monthly subscription fees are prepaid and non-refundable for a one-month period and auto-renew until the end customer terminates the service with the platform provider the subscription services originated. The subscription revenue is recognized on a daily basis beginning on the original date of purchase and has no impact on a customer purchased virtual currency.
Disaggregation of revenue
We believe disaggregation of our revenue based on platform and geographical location are appropriate categories that depict how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors.
The following table represents our disaggregation of revenue between mobile and web platforms (in thousands):

	Year ended December 31,
	2022	2021	2020
Mobile	$241,915	$264,911	$257,405
Web	79,112	98,294	100,937

Total	$321,027	$363,205	$358,342

The following table presents our revenue disaggregated based on the geographical location of our players (in thousands):

	Year ended December 31,
	2022	2021	2020
U.S. (1)	$282,016	$317,605	$309,211
International	39,011	45,600	49,131

Total	$321,027	$363,205	$358,342

(1)	Geographic location is presented as being derived from the U.S. when data is not available
Principal-agent considerations
Our revenue contracts are with game players who are our customers. We have exclusive control over all content, pricing, and overall functionality of games accessed by players. Our games are played on various third-party platforms for which the platform providers collect proceeds from our customers and remit us an amount after deducting a fee for processing and other agency services. We record revenue at the gross amount charged to our customers and classify fees paid to platform providers (such as Apple, Facebook, and Google) within cost of revenue.
Contract assets, contract liabilities and other disclosures
Customer payments are based on the payment terms established in our contracts. Payments for purchase of virtual currency are required at time of purchase, are non-refundable and relate to non-cancellable contracts that specify our performance obligations. All payments are initially recorded as revenue, as the player has no right of return after the purchase, consistent with our standard terms and conditions. Based on our analysis, at each period end, we estimate the number of days to consume virtual currency. This represents the revenue amount where the performance obligation has not been met and is deferred as a contract liability until we satisfy the obligation. The contract asset consists of platform fees for which revenue has not been recognized. For subscription revenue, the remaining portion of the daily ratable monthly subscription is recorded as a contract liability and the applicable platform fees as a contract asset.
The following table summarized our opening and closing balances in contract assets and contract liabilities (in thousands):

	Year ended December 31,
	2022	2021	2020
Contract assets (1)	$728	$674	$718
Contract liabilities	2,426	2,246	2,393

(1)	Contract assets are included within prepaid expenses and other assets in our consolidated balance sheet.

Cost of revenue
Cost of revenue
Amounts recorded as cost of revenue relate to direct expenses incurred in order to generate social gaming revenue. Such costs are recorded as incurred, and primarily consist of fees withheld by our platform providers from the player proceeds received by the platform providers on our behalf, hosting fees, and royalties.
Depreciation and amortization expense is excluded from cost of revenue and other operating expenses and is separately presented on the consolidated statements of operations.

Defined benefit pension plan
Defined benefit pension plan
We operate a defined benefit pension plan under employment regulations in Korea. The plan services the employees located in Seoul and is a final wage-based pension plan, which provides a specified amount of pension benefit based on length of service. The service cost components of the net periodic benefit costs are charged to current operations based on the functional area of the employee. The total benefit obligation of $4.0 million, $3.4 million, and $2.8 million was included in other non-current liabilities as of December 31, 2022, 2021 and 2020, respectively, and the change in actuarial ga
i
ns or losses was included in other comprehensive income.
The following table summarizes the components of the projected benefit obligation (in thousands):

	As of December 31,
	2022	2021	2020

Projected benefit obligation at beginning of year	3,351	2,792	1,882
Service cost	838	759	738
Interest expense (income)	(51)	29	30
Actuarial (gain)/loss	157	289	492
Benefits paid	(64)	(543)	(400)
Other	0	254	(273)
Foreign currency translation adjustment	(217)	(229)	323
Projected benefit obligation at end of year	4,014	3,351	2,792
The plan assets are held in a limited number of marketable and liquid financial instruments and totaled $3.5 million, $3.4 million and $0 at December 31, 2022, 2021 and 2020, respectively. Valuation adjustments were not material.

Defined contribution plan
Defined contribution plan
We sponsor a defined contribution plan for our employees based in Seattle, Washington. We provide a matching contribution of 100% on the first 1% of employee contributions and 50% on the next 5% of employee contributions. Our contribution expense for the years ended December 31, 2022, 2021 and 2020 was approximately $259,000, $289,000, and $467,000 respectively.

Advertising costs
Advertising costs
The cost of advertising is expensed as incurred and totaled $67.9 million, $74.2 million and $61.8 million for the years ended December 31, 2022, 2021 and 2020 respectively. Advertising costs primarily consist of marketing and player acquisition and retention costs and are included in sales and marketing expenses.

Research and development
Research and development
Research and development costs relate primarily to employee costs associated with in-app game development, feature design and enhancement, and engagement functionality that does not meet our internal-use software capitalization criteria. These costs are expensed as incurred.

Income taxes
Income taxes
Income tax expense is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are the expected future tax amounts for the temporary differences between carrying amounts and tax bases of assets and liabilities, computed using enacted tax rates in the period in which they reverse. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized.

A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” standard, no tax benefit is recorded.
Statutory withholding tax is recognized in income tax expense as incurred.

Segment information
Segment information
Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, our Chief Executive Officer, in making decisions regarding resource allocation and assessing performance. We view our operations and manage our business as one operating segment.